UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 20, 2009

Commission File Number	000-31380

APPLIED MINERALS INC.
(Exact name of registrant as specified in its charter)

Idaho	82-0096527
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

110 Greene Street – Ste 1101, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

(208) 556-1181
(Issuer’s Telephone Number, Including Area Code)

ATLAS MINING COMPANY
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 20, 2009, the Company issued a press release related to a Memorandum of Understanding with KaMin Performance Minerals LLC. The press release is attached as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 – Press Release issued November 20, 2009.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED MINERALS INC.

Dated:	November 20, 2009	/s/ ANDRE ZEITOUN
By: Andre Zeitoun
Chief Executive Officer